                                                                  EXECUTION COPY
================================================================================


                               SERVICING AGREEMENT

                          Dated as of October 29, 1997,
                  as amended and restated as of March 25, 1999,

                                      Among

                             AAM RECEIVABLES CORP.,

                       AMERICAN AXLE & MANUFACTURING, INC.
                                  as Servicer,

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee

================================================================================

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   Definitions

         SECTION 1.01      Definitions. .......................................2
         SECTION 1.02      Other Definitional Provisions. .....................2

                                   ARTICLE II

                   Administration and Servicing of Receivables

         SECTION 2.01.     Appointment of Servicer ............................3
         SECTION 2.02.     Servicing Procedures ...............................3
         SECTION 2.03.     Collections ........................................5
         SECTION 2.04.     Reconciliation of Deposits .........................7
         SECTION 2.05.     Servicing Compensation .............................7

                                   ARTICLE III

                 Representations and Warranties of the Servicer

         SECTION 3.01.     Organization; Powers ...............................8
         SECTION 3.02.     Authorization; No Conflict .........................9
         SECTION 3.03.     Enforceability .....................................9
         SECTION 3.04.     Governmental Approvals .............................9
         SECTION 3.05.     Litigation; Compliance with Laws ...................9
         SECTION 3.06.     Agreements ........................................10
         SECTION 3.07.     No Servicer Default ...............................10
         SECTION 3.08.     Servicing Ability .................................10
         SECTION 3.09.     Location of Records ...............................10
         SECTION 3.10.     Addressing the Year 2000 Problem. .................10

                                   ARTICLE IV

                            Covenants of the Servicer

         SECTION 4.01.     Delivery of Daily Reports .........................11
         SECTION 4.02.     Delivery of Monthly Settlement Statement ..........11
         SECTION 4.03.     Delivery of Annual Servicer's Certificates ........12
         SECTION 4.04.     Delivery of Independent Public Accountants'
                           Servicing Reports .................................12
         SECTION 4.05.     Extension, Amendment and Adjustment of
                           Receivables; Amendment of Policies.................13
         SECTION 4.06.     Protection of Holders' Rights .....................13
         SECTION 4.07.     Security Interest .................................14
         SECTION 4.08.     Location of Records ...............................14
         SECTION 4.09.     Visitation Rights .................................14
         SECTION 4.10.     Lockbox Agreement; Lockbox Accounts ...............15

         SECTION 4.11.     Delivery of Financial Statements ..................15
         SECTION 4.12.     Notices ...........................................17
         SECTION 4.13.     Year 2000 .........................................17
         SECTION 4.14.     FASIT Restrictions. ...............................17

                                    ARTICLE V

                     Other Matters Relating to the Servicer

         SECTION 5.01.     Merger, Consolidation, etc. .......................18
         SECTION 5.02.     Indemnification of the Trust and the
                           Trustee ...........................................19
         SECTION 5.03.     Servicer Not to Resign ............................20
         SECTION 5.04.     Access to Certain Documentation and
                           Information Regarding the Receivables .............20

                                   ARTICLE VI

                               Servicer Defaults;
                              Servicer Termination

         SECTION 6.01.     Servicer Defaults .................................21
         SECTION 6.02.     Trustee To Act; Appointment of Successor ..........25
         SECTION 6.03.     Waiver of Past Defaults ...........................26

                                   ARTICLE VII

                            Miscellaneous Provisions

         SECTION 7.01.     Amendment .........................................26
         SECTION 7.02.     Termination .......................................26
         SECTION 7.03.     Governing Law .....................................27
         SECTION 7.04.     Notices ...........................................27
         SECTION 7.05.     Counterparts ......................................27
         SECTION 7.06.     Third-Party Beneficiaries .........................27
         SECTION 7.07.     Merger and Integration ............................27
         SECTION 7.08.     Headings ..........................................28
         SECTION 7.09.     No Set-Off ........................................28
         SECTION 7.10.     No Bankruptcy Petition ............................28



Exhibit A         Form of Annual Servicer's Certificate
Exhibit B         Form of Agreed Upon Procedures

                                    SERVICING AGREEMENT, dated as of October 29,
                           1997, as amended and restated as of March 25, 1999 (this "Agreement"), among AAM RECEIVABLES CORP., a Delaware corporation (the "Company"), AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation ("AAMI", in its capacity as Seller under the Receivables Sale Agreement referred to below, the "Seller"), as servicer (the "Servicer"), and THE CHASE MANHATTAN BANK, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Seller have entered into a Receivables Sale Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time thereafter, the "Receivables Sale Agreement");

                  WHEREAS, pursuant to the Receivables Sale Agreement, the Seller sells to the Company, and the Company purchases from the Seller, all the Seller's right, title and interest in, to and under the Receivables and other Receivable Assets (as defined in the Receivables Sale Agreement);

                  WHEREAS, the Company in turn has transferred the Receivables now existing or hereafter created and the rights of the Company in, to and under all Related Property related thereto to a master trust pursuant to a Pooling Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among the Company, the Servicer and the Trustee;

                  WHEREAS, the parties entered into the Servicing Agreement, dated as of October 29, 1997 (the "Existing Servicing Agreement"), pursuant to which AAMI agreed to act as Servicer in connection with the Pooling Agreement; and

                  WHEREAS, the parties hereto wish to amend and restate the Existing Servicing Agreement in its entirety.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree that the

Existing Servicing Agreement shall be and hereby is amended and restated in its entirety as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

                  SECTION 1.01. Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings assigned to such terms in the Pooling Agreement and each Supplement thereto.

                  SECTION 1.02. Other Definitional Provisions. (a) All terms defined in this Agreement (directly or by incorporation by reference pursuant to Section 1.01) shall have the defined meanings when used in any certificates or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein (directly or by incorporation by reference pursuant to Section 1.01) and accounting terms partly defined herein (directly or by incorporation by reference pursuant to Section 1.01), to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (d) The definitions contained herein are applicable to the singular as well as the plural forms of such terms and to the masculine, the feminine and the neuter genders of such terms.

                  (e) Where reference is made in this Agreement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount of such Receivables.

                  (f) Any reference herein or in any other Transaction
Document to a provision of the Internal Revenue Code or ERISA shall be deemed to be also a reference to any successor provision thereto.

                                                                               3
                  (g) Any reference herein to a Schedule or Exhibit to this Agreement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

                  (h) Any reference in this Agreement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

                  (i) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                                   ARTICLE II

                   Administration and Servicing of Receivables
                   -------------------------------------------

                  SECTION 2.01. Appointment of Servicer. The Company hereby appoints AAMI to act as, and AAMI hereby accepts its appointment and agrees to act as, Servicer under the Pooling and Servicing Agreements, and the Investor Certificateholders, by their acceptance of the Investor Certificates, consent to AAMI acting as Servicer. The Servicer shall have responsibility for the management of the servicing and receipt of collections in respect of the Receivables and will have the authority to make any management decisions relating to the Receivables to the extent such authority is granted to the Servicer under any Pooling and Servicing Agreement. The Company, the Trustee and the Holders shall treat AAMI as the Servicer and may conclusively rely on the instructions, notices and reports of AAMI as Servicer for so long as AAMI is the Servicer.

                  SECTION 2.02.  Servicing Procedures.   (a) The Servicer shall
manage the servicing and administration of the Receivables, the collection of payments due under the Receivables and charging off of any Receivables as uncollectible, all in accordance with its Policies and the terms of the Pooling and Servicing Agreements. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable, but subject to the terms of this Agreement and the other Transaction Documents. Without limiting the generality of the foregoing and subject to
Section 6.01, the Servicer or its designee is hereby authorized and empowered
(i) to execute and deliver, on behalf of the Trust for the benefit of the Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivable and (ii) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or laws.

                  (b) Without limiting the generality of the foregoing and subject to Section 6.01, the Servicer or its designee is hereby authorized and empowered to give written direction to the Trustee with respect to withdrawals from, and payments to, the Collection Account in accordance with the Daily Report and as otherwise specified in the Pooling and Servicing Agreements.

                  (c) The Servicer shall, at its cost and expense and as agent for the Company and the Trust, use its best efforts to collect, consistent with its past practices, as and when the same becomes due, the amount owing on each Receivable. The Servicer shall not make any material change in its administrative, servicing and collection systems that deviates from its Policies, except as expressly permitted by the terms of any applicable Pooling and Servicing Agreement and after giving written notice to the Trustee. In the event of default under any Receivable, the Servicer shall have the power and authority, on behalf of the Company and the Trust, for the benefit of the Holders, to take such action in respect of such Receivable as the Servicer may deem advisable. In the enforcement or collection of any Receivable, the Servicer shall be entitled to sue thereon in (i) its own name or (ii) if, but only if, the Company consents in writing (which consent shall not be unreasonably withheld), as agent for the Company. In no event shall the Servicer be entitled to take any action that would make the Company, the Trustee, any Agent or any Holder a party to any litigation without the express prior written consent of such Person.

                  (d) Without limiting the generality of the foregoing and subject to Section 6.01, the Servicer is hereby authorized and empowered to delegate any or all of its servicing, collection, enforcement and administrative duties hereunder with respect to the Receivables to a Person who agrees to conduct such duties in accordance with its Policies; provided, however, that the Servicer shall give prior written notice to the Company, the

Trustee, each Agent and the Rating Agencies of any such delegation relating to a material duty prior to such delegation being effective, the Servicer shall have received notice that the Rating Agency Condition shall be satisfied after giving effect to such delegation and the consent of the Company, the Trustee and each Agent to such delegation shall have been obtained. No delegation of duties by the Servicer permitted hereunder shall relieve the Servicer of its liability and responsibility with respect to such duties.

                  (e) Except as provided in any Pooling and Servicing
Agreement, neither the Servicer nor any Successor Servicer shall be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables transferred to the Company (and, subsequently, to the Trust) from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other receivables.

                  (f) The Servicer shall comply with and perform its servicing obligations with respect to the Receivables in accordance with the contracts, if any, relating to the Receivables and its Policies except insofar as any failure to so comply or perform would not have a Material Adverse Effect with respect to the Servicer.

                  (g) The Servicer shall not take any action to cause any Receivable not evidenced by any "instrument" (as defined in the UCC as in effect in the State of New York) upon origination to become evidenced by an instrument and the Servicer shall not take any action to cause any interest in any Receivable to be evidenced by any title documents in bearer form, except in connection with its enforcement or collection of a Defaulted Receivable, in which event the Servicer shall deliver such instrument or title documents to the Trustee as soon as reasonably practicable, but in no event more than five days after execution thereof; provided that any origination of Receivables by the Servicer, in its capacity as the Seller, in compliance with applicable Pooling and Servicing Agreements shall not constitute a breach of this subsection 2.02(h).

                  SECTION 2.03.   Colections.   (a)  The Servicer shall have
instructed all Obligors to make all payments in respect of the Receivables to a Lockbox or a Lockbox Account. Each of the Company and the Servicer represents, warrants and agrees that all Collections shall be collected, processed and deposited by it pursuant to, and in accordance with the terms of, the Pooling and Servicing Agreements and Lockbox Agreements. Without limiting the generality of the foregoing, the Servicer shall comply with the provisions of subsection 3.01(d) of the Pooling Agreement as to remittance of funds available in any Lockbox Account. In the event that any payments in respect of any Receivable are made directly to the Servicer (including any employees thereof or independent contractors employed thereby), the Servicer shall, within two Business Days of receipt thereof, deliver (which may be via regular mail) or deposit such amounts to a Lockbox, a Lockbox Account or the Collection Account and, prior to forwarding such amounts, the Servicer shall hold such payments in trust as custodian for the Company and the Trustee.

                  (b) Each Lockbox Agreement shall provide that the Lockbox Processor thereunder is irrevocably directed, and such Lockbox Processor irrevocably agrees, (i) to deposit funds received in the Lockbox directly into the Lockbox Account and (ii) to transfer all available funds on deposit in the Lockbox Account within one Business Day of the Business Day Received to the Trustee for deposit in the Collection Account. Each Lockbox Agreement shall be substantially in the form specified in the Pooling Agreement, subject to modifications thereof as provided in the Pooling Agreement and applicable Supplements. Prior to any resignation of the Lockbox Processor or termination of the Lockbox Processor by the Company or the Trustee with respect to any Receivables, the Servicer hereby agrees to obtain a replacement Lockbox Processor. The Servicer may enter into any amendments or modifications of a Lockbox Agreement that the Servicer reasonably deems necessary to conform such Lockbox Agreement to the cash management system of the Company or the Servicer and that are reasonably acceptable to the Trustee and each Agent.

                  (c) The Trustee shall administer amounts on deposit in the Collection Account in accordance with the terms of the Pooling and Servicing Agreements. Each of the Company and the Servicer acknowledges and agrees that
(i) it shall not have any right to withdraw any funds on deposit in the Collection Account or any Lockbox Account and (ii) all amounts deposited in the Collection Account or any Lockbox Account shall be under the sole dominion and control of the Trustee (subject to the Servicer's rights to direct the application of any such amounts as provided by the terms of any Pooling and Servicing Agreement or to the extent funds are deposited in error (as certified to the Trustee in writing by the Servicer)).

                  (d) As soon as practicable, but in any event not later than the Business Day following the date that the Servicer identifies any of the collected funds received in the Collection Account as funds that do not constitute Collections on account of the Receivables, such moneys that do not constitute such Collections shall be remitted to the Servicer and then by the Servicer to the Seller.

                  (e) Unless otherwise required by law or unless an Obligor designates that a payment be applied to a specific

Receivable, all Collections received from an Obligor shall be applied to the oldest Receivables of such Obligor.

                  SECTION 2.04 Reconciliation of deposits. If in respect of Collections on account of a Receivable the Servicer deposits into the Lockbox Account or the Collection Account (a) a check that is not honored for any reason or (b) an amount that is less than or more than the actual amount of such Collections, the Servicer shall, in lieu of making a reconciling withdrawal or deposit, as the case may be, adjust the amount subsequently deposited into such Lockbox Account or the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid; provided, that no adjustments made pursuant to this Section 2.04 shall change any amount previously reported pursuant to
Section 4.02.

                  SECTION 2.05. Servicing Compensation. (a) As full compensation for the Servicer's servicing activities hereunder and reimbursement for its expenses as set forth in subsection 2.05(b), the Servicer shall be entitled to receive on each Distribution Date, for the preceding Settlement Period prior to the termination of the Trust pursuant to Section
9.01 of the Pooling Agreement, a servicing fee (the "Servicing Fee"). The Servicing Fee shall be an amount equal to (i) the product of (A) the Servicing Fee Percentage and (B) the average aggregate Principal Amount of the Receivables in the Trust for such Settlement Period and (C) the number of days in such Settlement Period, divided by (ii) 360. Except as otherwise set forth in the related Supplement, the share of the Servicing Fee allocable to each Outstanding Series for any Settlement Period shall be an amount equal to the product of (i) the Servicing Fee for such Settlement Period and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the daily average Invested Amount for such Settlement Period with respect to such Outstanding Series and (B) the denominator of which is the daily average Aggregate Invested Amount for such Settlement Period (with respect to any such Series, the "Monthly Servicing Fee"). The Servicing Fee shall be payable to the Servicer solely pursuant to the terms of, and to the extent amounts are available for payment under, Article III of the Pooling Agreement.

                  (b) The Company hereby authorizes the Servicer to pay amounts due to the Trustee pursuant to Section 8.05(a) of the Pooling Agreement and the reasonable fees and disbursements of independent accountants, and all other reasonable fees and expenses of the Trust (including counsel fees, if any) not expressly stated herein to be for the account of the Holders; provided, however, that in no event shall the Servicer or the Trustee be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust or the Holders except in accordance with

Section 5.02 and as otherwise expressly provided herein and provided further that the Company shall promptly reimburse the Servicer upon request for any amounts paid by the Servicer pursuant to this Section 2.05(b). It is understood and agreed that the Servicer shall not be obligated to make any such payment if, in the reasonable judgment of the Servicer, the Company will be unable to meet its reimbursement obligations pursuant to the further proviso in the immediately preceding sentence. Notwithstanding anything to the contrary herein or in any other Pooling and Servicing Agreement, in the event that the Servicer fails to pay any amount due to the Trustee pursuant to Section 8.05(a) of the Pooling Agreement, or following the commencement and continuation of an Early Amortization Period, the Trustee shall be entitled, in addition to any other rights it may have under law and under the Pooling Agreement, to receive directly such amounts owing to it under the Pooling and Servicing Agreements from, and in the same order of priority as, the Servicing Fee before payment to the Servicer of any portion thereof; provided, that in the event the Servicer shall have elected to waive its rights to payment of its portion of the Servicing Fee, the Trustee shall nonetheless be entitled to receive such amounts from payments that would ordinarily be applied to the payment of the Servicing Fee, in the same order of priority as though such portion of the Servicing Fee were payable. The Servicer shall be required to pay expenses for its own account, and shall not be entitled to any payment therefor other than its portion of the Servicing Fee. Nothing contained herein shall be construed to limit the obligation of the Servicer or the Company to pay any amounts due the Trustee pursuant to Section 8.05(a) of the Pooling Agreement.

                                   ARTICLE III

                 Representations and Warranties of the Servicer
                 ----------------------------------------------

                  As of (a) the date hereof and (b) each Issuance Date, the Servicer hereby makes the following representations and warranties to each of the other parties hereto:

                  SECTION 3.01. Organization; Powers. The Servicer (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets, to lease the properties it operates as lessee and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction in which the servicing of Receivables as required by this Agreement requires such qualification except in the case of clauses (ii) and
(iii) to the extent that a failure to have such power and authority or to qualify could not reasonably be expected to result in a Material

Adverse Effect with respect to the Servicer and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each Transaction Document to which it is or will be a party.

                  SECTION 3.02. Authorization; No Conflict. The execution, delivery and performance by the Servicer of each of the Transaction Documents to which it is a party and the other transactions contemplated hereby and thereby (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate (1) any Requirement of Law or (2) any provision of any Contractual Obligation to which the Servicer is a party or by which any of them or any of their property is or may be bound,
(B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such Contractual Obligation, except where any such conflict, violation, breach or default referred to in clause (A) or (B), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect with respect to the Servicer, or (C) result in the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any property or assets now owned or hereafter acquired by the Servicer or any Subsidiary.

                  SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by the Servicer and constitutes, and each other Transaction Document to which it is a party when executed and delivered by it will constitute, its legal, valid and binding obligation enforceable against it in accordance with such document's terms, subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

                  SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (i) the filing of Uniform Commercial Code financing statements, (ii) those that may be required under state securities or "blue sky" laws in connection with the offering or sale of Investor Certificates and
(iii) such as have been made or obtained and are in full force and effect.

                  SECTION 3.05. Litigation; Compliance with Laws. (i) There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to its knowledge, threatened against or affecting the Servicer or any

Subsidiary or any business, property or rights of any such Person (A) that involve any Transaction Document or the Transactions or (B) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect with respect to the Servicer.

                  (ii) Neither the Servicer nor any Subsidiary is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect with respect to the Servicer.

                  SECTION 3.06. Agreements. (i) The Servicer is not a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect with respect to the Servicer.

                  (ii) The Servicer is not in default in any manner under any provision of any Contractual Obligation to which it is a party or by which it or any of its properties or assets are bound, where such default could reasonably be expected to result in a Material Adverse Effect with respect to the Servicer.

                  SECTION 3.07. No Servicer Default. No Servicer Default or Potential Servicer Default has occurred and is continuing.

                  SECTION 3.08 Servicing Ability. As of the related Issuance Date, there has not been since the date of this Agreement any material adverse change in the Servicer's ability to perform its obligations as Servicer under any Transaction Document to which it is a party.

                  SECTION 3.09. Location of Records. The office at which the Servicer keeps its records concerning any Receivables either (i) is located at the address set forth for it on Schedule 1 to the Receivables Sale Agreement or
(ii) has been notified to the Company and the Trustee in accordance with the provisions of Section 4.08. The chief executive office of the Servicer is located at such location and such office is the place where it is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York.

                  SECTION 3.10. Addressing the Year 2000 Problem. The Servicer has reviewed its operations and major commercial counterparties with a view to assessing whether its businesses will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to a Year 2000 Problem. Based on such review, the Servicer has no reason to believe that a Material Adverse Effect will occur resulting from a Year 2000 Problem.

                                   ARTICLE IV

                            Covenants of the Servicer
                            -------------------------
                                                                              11

                  SECTION 4.01. Daily of Daily Reports. Unless otherwise specified in the Supplement with respect to any Series, for each Business Day (the "Reported Day") and with respect to each Outstanding Series, the Servicer shall submit to the Company, the Trustee and the relevant Agent, if any, no later than 1:30 p.m., New York City time, on the next Business Day following each Reported Day, a written report substantially in the form attached to the related Supplement for each such Series (the "Daily Report") setting forth for the Reported Day total Collections on the Receivables, the amount of Collections attributable to previously identified Ineligible Receivables for which an Adjustment Payment and a Seller Adjustment Payment have been made pursuant to the Pooling Agreement and the Receivables Sale Agreement, respectively (which are payable by the Seller in accordance with subsection 2.06(a) of the Receivables Sale Agreement), the amount of Receivables originated, the amount of Ineligible Receivables (if any) identified on the Reported Day, and such other information as the Company, the Trustee or such Agent may reasonably request. The Daily Report may be delivered in an electronic format mutually agreed upon by the Servicer and the Trustee, or pending such agreement, by facsimile. By delivery of a Daily Report, the Servicer shall be deemed to have made a representation and warranty that all information set forth therein is true and correct in all material respects.

                  SECTION 4.02. Delivery of Monthly Setlement Statement. Unless otherwise specified in the Supplement with respect to any Outstanding Series, the Servicer hereby covenants and agrees that it shall deliver to the Company, the Trustee, the relevant Agent, if any, and each Rating Agency by 11:00 a.m., New York City time, on each Settlement Report Date, a certificate of a Responsible Officer of the Servicer substantially in the form attached to the related Supplement for each such Outstanding Series (a "Monthly Settlement Statement") setting forth, as of the last day of the Settlement Period most recently ended and for such Settlement Period, (a) the information described in the form of such Monthly Settlement Statement with such changes as may be agreed to by the Servicer, the Company, the Trustee and the relevant Agent, if any, subject to satisfaction of the Rating Agency Condition (unless a Responsible Officer of the Servicer certifies that such changes could not reasonably be expected to have a materially adverse effect on the interests of the Trust or the Investor Certificateholders for the applicable Series under the Transaction Documents) and (b) such other information as the Trustee or the relevant Agent, if any, may reasonably request. Such certificate shall include a certification by a Responsible Officer of the Servicer that, to such Responsible Officer's knowledge, the information contained therein is true and correct in all material respects and the Servicer has performed all of its respective obligations in all material respects under each Transaction Document to which it is a party throughout such preceding Settlement Period (or, if there has been a default in the performance of any such obligation, specifying each such default known to such Responsible Officer and the nature and status thereof). A copy of each Monthly Settlement Statement may be obtained by any Holder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  SECTION 4.03.Delivery of Annual Servicer's Certificates. The Servicer agrees that it shall deliver to the Company, the Trustee, each Agent and each Rating Agency, a certificate of a Responsible Officer of the Servicer substantially in the form of Exhibit A hereto, certifying that:

                  (a) a review of its activities during the preceding calendar year (or in the case of the first such certificate issued after the Initial Closing Date, during the period from such date) and of its performance under each Transaction Document was made under the supervision of such Responsible Officer;

                  (b) to such Responsible Officer's knowledge, based on such review, it has performed its obligations in all material respects under each Transaction Document throughout the period covered by such certificate (or, if there has been a material default in the performance of any such obligation, specifying each such default known to such Responsible Officer and the nature and status thereof); and

                  (c) each Daily Report and Monthly Settlement Statement delivered during such period was accurate and correct in all material respects, except as specified in such certificate or as corrected in any Daily Report subsequently delivered during such period.

Such certificate shall be delivered by the Servicer within 90 days after the end of each calendar year commencing with the year ending December 31, 1999. A copy of each such certificate may be obtained by any Holder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  SECTION 4.04. Delivery of Independent Public Accountants' Servicing Reports. The Servicer shall cause Independent Public Accountants to furnish to the Company, the Trustee, each Agent and each Rating Agency within 120 days following the last day of each of its fiscal years (commencing with the fiscal year ending on or about December 31, 1998), a letter to the effect that such firm has performed certain agreed-upon procedures (as set forth in Exhibit B hereto) relating to it and its performance hereunder during the preceding fiscal year and describing such accountants' findings with respect to such procedures; provided, however, that with respect to the 1998 fiscal year, such letter shall be furnished prior to June 30, 1999. A copy of such report may be obtained by any Holder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  SECTION 4.05. Extension, Amendment and Adjustment of Receivables; Amendment of Policies. (a) The Servicer hereby covenants and agrees with the Company and the Trustee that it shall not extend, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, rescind, cancel, amend or otherwise modify, the terms of, or grant any Dilution Adjustment to, any Receivable, or otherwise take any action that is intended to cause or permit an Eligible Receivable to cease to be an Eligible Receivable, except in any such case (i) in accordance with the terms of its Policies, (ii) as required by any Requirement of Law or (iii) in the case of any Dilution Adjustments (whether or not permitted by clause (i) or (ii)), upon the payment by or on behalf of the Seller of a Seller Adjustment Payment pursuant to Section 2.05 of the Receivables Sale Agreement; provided that in no event shall an Eligible Receivable becoming a Defaulted Receivable constitute a breach of this Section
4.05. Any Dilution Adjustment authorized to be made pursuant to the preceding sentence shall result in the reduction, on the Business Day on which such Dilution Adjustment arises or is identified, in the aggregate Principal Amount of Receivables used to calculate the Aggregate Receivables Amount and if as a result of such a reduction the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount, the Company (in addition to the obligations of the Seller under the Receivables Sale Agreement in respect of such Dilution Adjustment) shall be required to pay into the Series Principal Collection Sub-subaccount with respect to each Outstanding Series in immediately available funds, within one Business Day of such determination, the pro rata share for such Series of the amount (the "Cash Dilution Payment") by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount.

                  (b) The Servicer shall not change or modify its Policies in any material respect, except (i) if such change or modification is necessary under any Requirement of Law, (ii) if such change or modification would not reasonably be expected to have a Material Adverse Effect with respect to the Servicer or (iii) if the Rating Agency Condition is satisfied with respect thereto. The Servicer shall provide notice to the Company, the Trustee, each Agent and each Rating Agency of any change or modification of its Policies.

                  SECTION 4.06. Protection of Holders' Rights. The Servicer hereby agrees with the Company and the Trustee that it shall take no action, nor intentionally omit to take any action, that could reasonably be expected to materially and adversely impair the rights, remedies or interests of the Holders under the Transaction Documents in respect of the Receivables or any Related Property nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with its Policies or Section 4.05 above.

                  SECTION 4.07. Security Interest. The Servicer hereby covenants and agrees that it shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable sold and assigned to the Company or the Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the right, title and interest of the Company and the Trust in, to and under any Receivable sold and assigned to the Company or the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Servicer or the Company; provided, however, that nothing in this Section 4.07 shall prevent or be deemed to prohibit the Servicer from suffering to exist upon any of the Receivables any Permitted Liens. The foregoing covenant is in addition to any rights to require the Seller to repurchase any Ineligible Receivable.

                  SECTION 4.08. Location of Records.   The Servicer hereby
covenants and agrees that it (a) shall not move its chief executive office or any of the offices where it keeps its records with respect to any Receivables outside of the location specified in respect thereof on Schedule 1 to the Receivables Sale Agreement, in any such case, without giving 30 days prior written notice to the Company, the Trustee, each Agent and the Rating Agencies and (b) shall promptly take all actions (including any filings under the UCC) required or reasonably necessary in order to continue the valid and enforceable interest of the Company and the Trust in all Receivables.

                  SECTION 4.09. Visitation Rights. (a) The Servicer shall, at any reasonable time during normal business hours on any Business Day and from time to time, upon reasonable prior notice, and as often as may reasonably be requested, subject to its security and confidentiality requirements, (i) permit the Company, the Trustee, any Agent or any of their respective agents or representatives, (A) to examine and make copies of and abstracts from its records, books of account and documents (including computer tapes and disks) relating to the Receivables and (B) following the termination of its appointment as Servicer to be present at its offices and properties to administer and control the Collection of the Receivables and to allow the Trustee access to documents, instruments and other records (including the documents, instruments and other records required to be transferred to a successor pursuant to Section
6.01 upon a Service Transfer, equipment and personnel that are necessary to enable a Successor Servicer to continue servicing operations in accordance with the terms of the Transaction Documents and (ii) permit the Company, the Trustee, any Agent or any of their respective agents or representatives to visit its properties to discuss its affairs, finances and accounts relating to the Receivables or its performance hereunder or under any of the other Transaction Documents to which it is a party with any of its officers or directors and with its Independent Public Accountants; provided, that the Company, the Trustee or the Agent, as the case may be, shall notify it prior to any contact with such accountants and shall give it the opportunity to participate in such discussions.

                  (b) The Servicer shall provide the Trustee with such other information as the Trustee may reasonably request in connection with the fulfillment of the Trustee's obligations under any Pooling and Servicing Agreement.

                  SECTION 4.10. Lock Agreement; Lockbox Accounts. The Servicer shall (a) maintain, and keep in full force and effect, each Lockbox Agreement to which it is a party, except to the extent otherwise permitted under the terms of the Transaction Documents, and (b) take all reasonable actions necessary to ensure that each related Lockbox Account shall be free and clear of, and defend each such Lockbox Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

                  SECTION 4.11. Delivery of Financial Statements. The Servicer shall furnish to the Company, the Trustee, each Agent and the Rating Agencies:

                  (i) within 120 days after the end of fiscal 1999 and within 90 days after the end of each subsequent fiscal year, the Relevant Entity's consolidated balance sheet and related statements of operations, cash flows and stockholders' equity showing the consolidated financial condition of the Relevant Entity and its consolidated subsidiaries as of the close of such fiscal year and the consolidated results of its operations and the operations of such subsidiaries during such year, all audited by Deloitte & Touche or other independent public accountants of recognized national standing acceptable to the Administrative Agent(as defined in the Credit Agreement) and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Relevant Entity and its consolidated subsidiaries on a consolidated basis in accordance with GAAP.

                  (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the Relevant

         Entity's consolidated balance sheet and related statements of operations, cash flows and stockholders' equity showing the consolidated financial condition of the Relevant Entity and its consolidated subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year, all certified by a Financial Officer (as defined in the Credit Agreement) of the Relevant Entity as fairly presenting the consolidated financial condition and results of operations of the Relevant Entity and its consolidated subsidiaries on a consolidated basis in accordance with GAAP (except for the absence of footnotes) subject to normal year-end audit adjustments;

                  (iii) concurrently with any delivery of financial statements under sub-paragraph (i) or (ii) above, a certificate of the Financial Officer certifying such statements;

                  (iv) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent provided by the Servicer under the Credit Agreement, other materials filed by the Servicer or any Subsidiary thereof with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders generally, as the case may be;

                  (v) if, as a result of any change in accounting principles and policies from those as in effect on the date of this Agreement, the consolidated financial statements of the Relevant Entity delivered pursuant to paragraph (i) or (ii) above will differ in any material respect from the consolidated financial statement that would have been delivered pursuant to such clauses had no such change in accounting principles and policies been made, then, together with the first delivery of financial statements pursuant to paragraph (i) and (ii) above following such change, a schedule prepared by a Financial Officer (as defined in the Credit Agreement) on behalf of the Relevant Entity reconciling such changes to what the financial statements would have been without such changes;

                  (vi) within 90 days after the beginning of each fiscal year, a copy of an operating and capital expenditure budget for such fiscal year;

                  (vii) promptly following the creation or acquisition of any Subsidiary, a certificate from a Responsible Officer, identifying such new Subsidiary and the ownership interest of the Servicer therein;

                  (viii) simultaneously with the delivery of any financial statements pursuant to paragraph (i) or (ii) above, a balance sheet and related statements of operations, cash flows and stockholder's equity for each unconsolidated Subsidiary for the applicable period;

                  (ix) promptly, a copy of all reports submitted in connection with any material interim or special audit made by independent accountants of the books of the Relevant Entity or any Subsidiary; and

                  (x) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Relevant Entity, or any Subsidiary thereof, or compliance with the terms of any Transaction Document, or such consolidating financial statements in each case as the Agent or any Holder may reasonably request.

         For purposes of paragraphs (i),(ii), (v), (ix) and (x) above, the "Relevant Entity" shall be American Axle & Manufacturing Holdings, Inc. ("Holdings") so long as Holdings has no significant assets other than its investment in American Axle & Manufacturing, Inc. However, if Holdings has significant assets other than its investment in American Axle & Manufacturing, Inc., such "Relevant Entity" shall be American Axle & Manufacturing, Inc.

                  SECTION 4.12. Notices. The Servicer shall furnish to the Company, the Trustee, each Agent and each Rating Agency, promptly upon obtaining knowledge of the occurrence of any Purchase Termination Event, Potential Purchase Termination Event, Early Amortization Event, Potential Early Amortization Event or Servicer Default, written notice thereof.

                  SECTION 4.13. Year 2000. The Servicer shall take all action necessary to assure that its computer based systems are able to effectively process data including dates on and after January 1, 2000. At the request of the Trustee the Servicer shall provide the Trustee with assurance reasonably acceptable to the Trustee of the Servicer's year 2000 capability.

                  SECTION 4.14. FASIT Restrictions. (a) The Servicer, shall not take any action or fail to take any action or cause the Trust to take any action or fail to take any action if the Servicer knows or should have known that, such action or failure, as the case may be, could (i) cause the Trust not to be classified as a FASIT or (ii) result in the imposition of a tax on the holder of the FASIT Ownership Interest including, but not limited to, the tax on prohibited transactions as defined in

Section 860L(e) of the Code, unless the Servicer has received a Tax Opinion to the effect that the contemplated action will not endanger such FASIT status or result in the imposition of such a tax.

                  (b) To the extent the Trust's books and records are maintained by the Servicer in the normal course of business, the Servicer shall, for United States federal income tax purposes, maintain such books and records on an accrual basis. Such books and records must be sufficient concerning the nature and amount of the Trust's Assets to show that the Trust qualifies as a FASIT.

                  (c) The Servicer shall not enter into any arrangement by which the FASIT will receive a fee or other compensation for services.

                  (d) The Servicer shall provide on a timely basis to the Company and the Trustee or their respective designees such information with respect to the Trust Assets as is in its possession, which the Servicer has received or prepared by virtue of its role as Servicer hereunder, that is reasonably requested by the Company or the Trustee to enable it to perform its obligations with respect to the creation and maintenance of the Trust as a FASIT.

                  (e) The Servicer shall not sell or dispose of, or permit the sale, or other disposition of, any of the Trust Assets, except Charged-Off Receivables or as expressly permitted under Section 7.02 of the Pooling Agreement.

                  (f) The Servicer shall not permit the Trust to acquire any Trust Assets that are not "Permitted Assets".


                                    ARTICLE V

                     Other Matters Relating to the Servicer
                     --------------------------------------

                  SECTION 5.01. Merger, Consolidation, etc. The Servicer shall neither enter into any merger, consolidation or amalgamation, nor liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), nor make any material change in its present method of conducting business, nor convey, sell, transfer, lease, assign or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby; provided that the Servicer may merge into or consolidate with any other corporation or convey, sell or transfer its property, business or assets substantially as an entirety to another Person, if:

                  (a) the corporation into which it is merged or the corporation formed by such consolidation or the Person that acquires by conveyance, sale or transfer its property, business or assets substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if it is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every one of its covenants and obligations hereunder; and

                  (b) it has delivered to the Trustee an officer's certificate executed by a Vice President or other senior officer and an Opinion of Counsel addressed to the Trust and the Trustee each stating that such consolidation, merger, conveyance or transfer complies with this
         Section 5.01 and an officer's certificate executed by a Vice President or other senior officer stating that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 5.02. Indemnification of the Trust and the Trustee.
(a) The Servicer hereby agrees to indemnify and hold harmless the Company, the Trustee for the benefit of the Holders and the Trustee and their respective directors, officers, agents and employees (each of the foregoing, an "Indemnified Person") from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions of the Servicer arising out of, or relating to, its activities pursuant to any Pooling and Servicing Agreement to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Servicer shall not indemnify any Indemnified Person for any liability, cost or expense of such Indemnified Person (i) arising solely from a default by an Obligor with respect to any Receivable (except that indemnification shall be made to the extent that such default arises out of its failure to perform its duties or obligations under this Agreement), or (ii) to the extent that such liability, cost or expense arises from the gross negligence, bad faith or wilful misconduct of such Indemnified Person (or any of its respective directors, officers, agents or employees). The provisions of this indemnity shall run directly to, and be enforceable by, an injured party and shall survive the termination of the Agreement or the resignation of the Servicer.

                  (b) In addition to and without giving effect to any limitations set forth in subsection (a) above, the Servicer shall indemnify and hold harmless each Indemnified Person from and against any loss, liability, expense, damage or injury suffered or sustained by reason of a breach by the Servicer of any covenant contained in subsections 2.02(f) or 2.02(g) or Sections 4.05, 4.06 or 4.07 that materially and adversely affects the interest of the Company or the Holders under the Transaction Documents with respect to any Receivable (an "Indemnification Event"), in an amount equal to the outstanding Principal Amount at such time of such Receivable; provided that the Servicer shall not indemnify any Indemnified Person for any liability, cost or expense of such Indemnified Person (i) arising solely from a default by an Obligor with respect to any Receivable (except that indemnification shall be made to the extent that such default arises out of its failure to perform its duties or obligations under this Agreement or its gross negligence or willful misconduct), or (ii) to the extent that such liability, cost or expense arises from the gross negligence, bad faith or wilful misconduct of such Indemnified Person (or any of its respective directors, officers, agents or employees). Payment shall occur on or prior to the 30th Business Day after the day such Indemnification Event becomes known to the Servicer unless such Indemnification Event shall have been cured on or before such day. The obligation of the Servicer to indemnify the Trustee for the benefit of the Holders for any such Receivables shall constitute the sole remedy respecting any breach of the covenants set forth in subsections 2.02(g) or (h) or Sections 4.05, 4.06 or 4.07 with respect to such Receivables available to Holders.

                  SECTION 5.03. Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law, and (ii) there is no reasonable course of action that it could take to make the performance of its duties hereunder permissible under applicable law or (b) if the Servicer is terminated as Servicer pursuant to Section 6.01. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a)(i) above by an Opinion of Counsel to such effect delivered to the Company, the Trustee and each Agent. No such resignation shall become effective until a Successor Servicer or the Trustee shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.02. The Trustee, the Company, each Agent and each Rating Agency shall be notified of such resignation by the resigning Person.

                  SECTION 5.04.  Access to Certain Documentation and Information
Regarding the Receivables.   The Servicer shall hold in trust for the Company
and the Trustee at the office of the Servicer such computer programs, books of account and other records as are reasonably necessary to enable the Trustee to determine at any time the status of the Receivables and all collections and payments in respect thereof (including, without limitation, an ability to recreate records evidencing the

Receivables in the event of the destruction of the originals thereof).

                                   ARTICLE VI

                               Servicer Defaults;
                               ------------------
                              Servicer Termination
                              --------------------

                  SECTION 6.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing with respect to the
Servicer:

                  (a) failure by the Servicer to deliver, within two Business Days of the earlier date set forth below in clause (i) or (ii), any Daily Report or, within three Business Days of the earlier date set forth below in clause (i) or (ii), any Monthly Settlement Statement, in either case, conforming in all material respects to the requirement of
         Section 4.01 or 4.02, as the case may be, in each case, after the earlier to occur of (i) the date upon which a Responsible Officer of the Servicer obtains knowledge of such failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Company or the Trustee, or to the Company, the Servicer and the Trustee from holders of Investor Certificates evidencing 25% or more of the Aggregate Invested Amount or by any Agent;

                  (b) failure by the Servicer to pay any amount required to be paid by it under any Pooling and Servicing Agreement on or before the date occurring five Business Days after the earlier to occur of (i) the date upon which a Responsible Officer of the Servicer obtains knowledge of such failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Company or the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25% or more of the Aggregate Invested Amount or by any Agent;

                  (c) failure on the part of the Servicer duly to observe or to perform in any material respect any other of its covenants or agreements set forth in any Pooling and Servicing Agreement, which failure has a material adverse effect on the holders of any Outstanding Series and which material adverse effect continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company and the Servicer by the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25% or more of the Aggregate

         Invested Amount or by any Agent; provided, that no Servicer Default shall be deemed to occur under this subsection with respect to a failure on the part of the Servicer if the Servicer shall have complied with the provisions of Section 5.02(b) with respect thereto;

                  (d) any representation, warranty or certification made by the Servicer in any Pooling and Servicing Agreement or in any certificate delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made, which incorrectness has a material adverse effect on the holders of any Outstanding Series and which material adverse effect continues unremedied for 30 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Company and the Servicer by the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25% or more of the Aggregate Invested Amount or by any Agent; provided, that no Servicer Default shall be deemed to occur under this subsection with respect to a failure on the part of the Servicer if the Servicer shall have complied with the provisions of Section 5.02(b) with respect thereto;

                  (e) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Servicer in an involuntary case under any Applicable Insolvency Law, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law and shall not be stayed;
         (ii) an involuntary case is commenced against the Servicer under any Applicable Insolvency Law, a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Servicer, or over all or a substantial part of the property of the Servicer shall have been entered, an interim receiver, trustee or other custodian of the Servicer for all or a substantial part of the property of the Servicer is involuntarily appointed or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Servicer, and the continuance of any such events in this clause (ii) for 60 days unless dismissed, bonded or discharged; (iii) the Servicer shall at its request have a decree or an order for relief entered with respect to it, commence a voluntary case under the Bankruptcy Code or any Applicable Insolvency Law, consent to the entry of a decree or an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or consent to the appointment of or taking possession by a receiver, trustee or other custodian of all or a substantial part of its property; (iv) the making by the Servicer of any general assignment for the benefit of creditors; (v) the inability or failure of the Servicer generally to pay its debts as such debts become due; or (vi) the Board of Directors of the Servicer adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

                  (f) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Agent) shall be rendered against the Servicer (i) in an aggregate amount greater than $10,000,000 or (ii) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect with respect to the Servicer and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Servicer to enforce such judgment or judgments;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied or waived, the Company (with the consent of the Trustee) may, the Company at the direction of the Trustee shall, and the Company and the Trustee shall, at the written direction of the holders of Investor Certificates evidencing more than 50% of the Aggregate Invested Amount voting as a single class, by notice then given in writing to the Servicer and each Rating Agency (a "Termination Notice"), terminate all or any part of the rights and obligations of the Servicer as Servicer under the Pooling and Servicing Agreements. Notwithstanding anything to the contrary in this Section 6.01, a delay in or failure of performance referred to under clause (b) above for a period of 10 Business Days after the applicable grace period or a delay in or failure of performance referred to under clauses (a), (c) or (d) above for a period of 30 Business Days after the applicable grace period shall not constitute a Servicer Default, if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by a Force Majeure Delay. After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Company and the Trustee pursuant to Section 6.02, all authority and power of the Servicer under any Pooling and Servicing Agreement to the extent specified in such Termination Notice shall pass to and be vested in a Successor Servicer (a "Service Transfer"), as the case may be; and, without limitation, the Trustee is hereby directed, authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or to deliver such documents or instruments, and to do and to accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer and the Trustee shall incur no liability in connection with effecting such Service Transfer. The Servicer agrees to cooperate with the Company and the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct its duties hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under the Pooling and Servicing Agreements (including, without limitation, all authority over all Collections that shall on the date of transfer be held by the Servicer for deposit, or that have been deposited by the Servicer, in the Collection Account, or that shall thereafter be received with respect to the Receivables), and in assisting the Successor Servicer. Upon a Service Transfer, the terminated Servicer shall (x) promptly assemble all of its documents, instruments and other records (including credit files, licenses (to the extent transferable), rights, copies of all relevant computer programs and any necessary licenses (to the extent transferable) for the use thereof, related material, computer tapes, disks, cassettes and data) that (i) evidence or record Receivables sold and assigned to the Trust and (ii) are otherwise necessary to enable a Successor Servicer to coordinate servicing of all such Receivables and to prepare and deliver Daily Reports and Monthly Settlement Statements, with or without the participation of the terminated Servicer, (y) promptly deliver or license (to the extent transferable) the use of all of the foregoing documents, instruments and other records to such Successor Servicer at a place designated by such Successor Servicer and (z) provide the Successor Servicer with access to its facilities, equipment, personnel, systems and leasehold agreements to assist the Successor Servicer in performing its obligations hereunder. In recognition of the terminated Servicer's need to have access to any such documents, instruments and other records that may be transferred to a Successor Servicer hereunder, whether as a result of its continuing responsibility as a servicer of accounts receivable that are not sold and assigned to the Trust or otherwise, such Successor Servicer shall provide to the terminated Servicer reasonable access to such documents, instruments and other records transferred by the terminated Servicer to it in connection with any activity arising in the ordinary course of the terminated Servicer's business; provided that the terminated Servicer shall not disrupt or otherwise interfere with the Successor Servicer's use of and access to such documents, instruments and other records. To the extent that compliance with this Section 6.01 shall require the terminated Servicer to disclose to the Successor Servicer information of any kind that the terminated Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the terminated Servicer shall reasonably deem necessary to protect its interests. All costs and expenses incurred by the terminated Servicer, the Successor Servicer and the Trustee in connection with any Service Transfer shall be for the account of the terminated Servicer, as the case may be, and to the extent any costs or expenses incurred by the Trustee are not so paid, the Trustee shall be entitled to be paid such items from amounts that would otherwise be distributable to the Company under Article III of the Pooling Agreement.

                  SECTION 6.02. Trustee To Act; Appointment of Successor. (a) On and after (i) the receipt by the Servicer of a Termination Notice pursuant to Section 6.01 or (ii) the date on which the Servicer notifies the Trustee, the Company and each Rating Agency in writing of its resignation pursuant to
Section 5.03 (the "Resignation Notice"), the Servicer shall continue to perform all servicing functions under the Pooling and Servicing Agreements until the earlier of (i) the date on which a Successor Servicer accepts its appointment and (ii) 60 days after the delivery of such Termination Notice or Resignation Notice, as the case may be. The Trustee and the Company, or the Company (with the consent of the Trustee) shall, as promptly as reasonably possible after the receipt of a Termination Notice or Resignation Notice, as the case may be, in accordance with the preceding sentence, appoint an Eligible Successor Servicer as Successor Servicer (the "Successor Servicer"). The Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee and the Company.

                  (b) In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall be appointed Successor Servicer; provided, that the Trustee shall only be responsible for the duties and liabilities of such Successor Servicer that are consistent with an orderly collection and liquidation of the Receivables and other Trust Assets in the manner contemplated for such liquidations in Section 7.02 of the Pooling Agreement. The Trustee shall not be liable for any action taken or not taken in effecting such liquidations of Receivables so long as such liquidations are conducted in a commercially reasonable manner and on commercially reasonable terms. The Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with subsection 2.02(d). Notwithstanding the above, the Trustee shall, if the Trustee is legally unable so to act, petition a court of competent jurisdiction to appoint any Person qualifying as an Eligible Successor Servicer as the Successor Servicer hereunder. The Servicer shall immediately give notice to each Rating Agency of the appointment of a Successor Servicer.

                  (c) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under the Pooling and Servicing Agreements (with such changes as are agreed to between such Successor

Servicer and either the Company (with the consent of the Rating Agencies) or the Company and the Trustee) and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in any Pooling and Servicing Agreement to the Servicer shall be deemed to refer to such Successor Servicer. The Successor Servicer shall not be liable for, and the replaced Servicer shall indemnify the Successor Servicer against, costs incurred by the Successor Servicer as a result of any acts or omissions of such replaced Servicer or any events or occurrences occurring prior to the Successor Servicer's acceptance of its appointment. Any Successor Servicer shall manage the servicing and administration of the Receivables in accordance with the Policies of the replaced Servicer and the terms of the Pooling and Servicing Agreements.

                  SECTION 6.03. Waiver of Past Defaults. Holders of Investor Certificates evidencing more than 50% of the Aggregate Invested Amount may waive any continuing default by the Servicer or the Company in the performance of its respective obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments in respect of any Series of Investor Certificates, which shall require a waiver by the holders of all of the affected Investor Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of the Pooling and Servicing Agreements. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Either the Company or the Servicer shall provide notice to each Rating Agency of any such waiver.

                                   ARTICLE VII

                            Miscellaneous Provisions
                            ------------------------

                  SECTION 7.01. Amendment. This Agreement may only be amended, supplemented or otherwise modified from time to time if such amendment, supplement or modification is effected in accordance with the provisions of
Section 10.01 of the Pooling Agreement.

                  SECTION 7.02. Termination. (a) The respective obligations and responsibilities of the parties hereto shall terminate on the Trust Termination Date (unless such obligations or responsibilities are expressly stated to survive the termination of this Agreement).

                  (b) All authority and power granted to the Servicer under any Pooling and Servicing Agreement shall automatically cease and terminate on the Trust Termination Date, and shall pass to and be vested in the Company and, without limitation, the Company is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of rights from and after the Trust Termination Date. The Servicer shall cooperate with the Company in effecting the termination of its responsibilities and rights to conduct servicing of the Receivables. The Servicer shall transfer all of its records relating to the Receivables to the Company in such form as the Company may reasonably request and shall transfer all other records, correspondence and documents to the Company in the manner and at such times as the Company shall reasonably request. To the extent that compliance with this subsection 7.02(b) shall require the Servicer to disclose to the Company information of any kind that the Servicer deems to be confidential, the Company shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall reasonably deem necessary to protect its interests.

                  SECTION 7.03. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.04. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as set forth in Section 10.05 of the Pooling Agreement or Section 9.09 of the Receivables Sale Agreement, or to such other address as may be hereafter notified by the respective parties hereto.

                  SECTION 7.05. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 7.06. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the Holders and their respective successors and permitted assigns. Except as provided in this Article VII, no other person shall have any right or obligation hereunder.

                  SECTION 7.07. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

                  SECTION 7.08. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 7.09. No Set-Off. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Trust, the Trustee or any Certificateholder.

                  SECTION 7.10. No Bankruptcy Petition. The Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the Trust Termination Date, it shall not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law.

                  IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                       AAM RECEIVABLES CORP.,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:


                                       AMERICAN AXLE & MANUFACTURING, INC.,
                                       as Servicer,


                                        by
                                           --------------------------
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK, not
                                        in its individual capacity but
                                        solely as Trustee,

                                         by
                                            --------------------------
                                            Name:
                                            Title:

                                                                    EXHIBIT A TO
                                                             SERVICING AGREEMENT
                                                             -------------------

                      FORM OF ANNUAL SERVICER'S CERTIFICATE

            (As required to be delivered within 90 days after the end
                      of each calendar year of the Servicer
                         pursuant to Section 4.03 of the
                     Servicing Agreement referred to below)

                               [NAME OF SERVICER]

                    -----------------------------------------

                                AAM MASTER TRUST
                    -----------------------------------------

                  The undersigned, a duly authorized representative of [NAME OF SERVICER] (the "Servicer"), as Servicer pursuant to (a) the Pooling Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), by and among AAM Receivables Corp. (the "Company"), American Axle & Manufacturing Inc., as Servicer and The Chase Manhattan Bank, as Trustee (the "Trustee") and (b) the Servicing Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"; the Pooling Agreement and the Servicing Agreement, collectively, the "Pooling and Servicing Agreements"), by and among the Company, the Servicer and the Trustee, do hereby certify that:

                  1. [NAME OF SERVICER] is, as of the date hereof, the Servicer under the Pooling and Servicing Agreements.

                  2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreements to execute and deliver this Certificate to the Trustee.

                  3. A review of the activities of the Company and the Servicer during the calendar year ended , and of its performance under each Transaction Document was conducted under my supervision.

                  4. Based on such review, to my knowledge, each of the Company and the Servicer has performed in all material respects all its obligations under each Transaction Document and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph
5 below.

                  5. The following is a description of all material defaults in the performance of the Servicer or the Company under the provisions of the Transaction Documents known to us to have been made during the calendar year
ended         ,     , which sets forth in detail (i) the nature of each such
default, (ii) the action taken by the Servicer and/or the Company, if any, to remedy each such default and (iii) the current status of each default:

[If applicable, insert "None."]

                  6. The following is a description of each material inaccuracy known to us to exist in any Daily Report and/or Monthly Settlement Statement during the calendar year ended , :

                  Capitalized terms used in this certificate have the meanings ascribed to them in the Pooling and Servicing Agreements.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this___ day of __________, 199_ .


                                            By:
                                                ----------------------
                                                Name:
                                                Title:

                                                                    EXHIBIT B TO
                                                             SERVICING AGREEMENT
                                                             -------------------
                         FORM OF AGREED-UPON PROCEDURES

                  To the Board of Directors of AAM Receivables Corp., the Trustee, the Agent, the Rating Agencies and the Certificateholders:

                  At your request, we have performed the procedures enumerated below with respect to the receivables of AAM Receivables Corp., (the "Company") that are serviced by American Axle & Manufacturing, Inc. (the "Servicer") for the period from , 199 to , 20__ as set forth in the accompanying Monthly Settlement Statements (the "Statements") and in the five accompanying Daily Reports (which were selected on a random basis from the above-referenced period) (the "Daily Reports"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Pooling Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999, among the Company, the Servicer and The Chase Manhattan Bank, as Trustee, as amended, supplemented or otherwise modified to the date hereof. These procedures, which were specified by you, were performed solely to assist you, and this report is solely for your information and should not be used by those who did not participate in determining the procedures. The procedures and findings are as follows:

A.     We obtained all Statements for the period from          , 199  through
                  , 20__ (the "Fiscal Period") and performed the following:

                           -- We recalculated the mathematical accuracy of the statements.

                           -- With respect to Receivables, we agreed the amounts appearing as principal amounts, amounts outstanding with respect to each Receivable and the amount of interest paid by Obligors with respect to each Receivable as a result of late payment to either schedules prepared by the Servicer or to reports generated by the Servicer's systems.

B. For a selection of three Statements (one of which was the Statement for the last Settlement Period of the Fiscal Period), we performed the following procedures:

                  With respect to the amount appearing as Collections on such
                  Statements:

                           -- Obtained a daily listing of Collections for that Settlement Period and agreed the total on the Statements to a cumulative total of the daily listing of Collections for that period.

                           --       Agreed a random sample of 10% (but at least
                                    10) of the daily collections appearing on the daily listing of cash Collections to the bank statements of AAM Master Trust (the "Trust").

                           -- Agreed the total amount of cash Collections allocated to the Series Collection Subaccount of each Outstanding Series during that Settlement Period to the Trust's bank statements.

                           -- Agreed the total amount of cash Collections allocated to the Series Principal Collection Sub-subaccount and Series Non-Principal Collection Sub-subaccount of each Outstanding Series during that Settlement Period to the Trust's bank statement.

                           -- Agreed the aggregate amount of Recoveries received during that Settlement Period to the Servicer's system-generated reports.

                           -- For each Obligor the amount of whose Receivables is greater than 2.5% of the aggregate amount of all Receivables, agreed the aggregate amount of Receivables with respect to such Obligor to the Seller's system-generated reports.

                  With respect to the amount appearing as Defaulted Receivables:

                           -- Agreed the total Defaulted Receivables to the Servicer's system-generated reports.

                           --       From a random sample of 10% (but at least
                                    10) of Defaulted Receivables during the
                                    month, agreed the default amount to the
                                    Obligor's file in the Servicer's system.

                  With respect to the amount appearing as Adjustment Amounts:

      3

                           -- Agreed the Adjustment Amount to a schedule prepared by the Servicer.

                  With respect to the amount appearing as Eligible Receivables:

                           -- Recalculated the mathematical accuracy of the Company's schedule of Eligible Receivables.

                           -- Agreed the amounts appearing in this schedule to a Statement generated by the Servicer's system.

                  With respect to the amounts appearing as Invested Percentages applicable during that Settlement Period:

                           -- Agreed amounts to schedules provided by the Servicer.

C. With respect to each of the Daily Reports, agreed amounts to the system-generated reports provided by each Originator for such day.

D. Agreed the calculation used in computing the aggregate Servicing Fee to the Agreement and agreed amounts appearing in the schedule of Servicing Fee prepared by the Servicer to the Statements.

              Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Company in accordance with generally accepted auditing standards, (other) matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Company taken as a whole.

              This report is solely for your information and is not to be used, referred to or distributed for any other purpose.